Investor Presentation January 2015 Exhibit 99.2

Forward Looking Statements/Non-GAAP Measures
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-
looking statements include statements that address activities, events or developments that AtriCure expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance), other predictions of financial performance, launches by
AtriCure of new products and market acceptance of AtriCure’s products. Forward-looking statements are based on AtriCure’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond AtriCure’s control. These risks and uncertainties include the rate and degree of market acceptance of AtriCure’s products, AtriCure’s ability to develop and market new and enhanced products, AtriCure’s ability to retain and attract key employees, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products, the timing of and ability to obtain reimbursement of procedures utilizing AtriCure’s products, AtriCure’s ability to continue to be in compliance with applicable U.S. federal and state and foreign government laws and regulations, AtriCure’s ability to consummate acquisitions or, if consummated, to successfully integrate acquired businesses into AtriCure’s operations, AtriCure’s ability to recognize the benefits of acquisitions, including potential synergies and cost savings, failure of an acquisition or acquired company to achieve its plans and objectives generally, risk that proposed or consummated acquisitions may disrupt operations or pose difficulties in employee retention or otherwise affect financial or operating results, competition from existing and new products and procedures, including the development of drug or catheter-based technologies, or AtriCure’s ability to effectively react to other risks and uncertainties described from time to time in AtriCure’s SEC filings, such as fluctuation of quarterly financial results, fluctuations in exchange rates for future sales denominated in foreign currency, which represent a majority of AtriCure’s sales outside of the United States, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation and stock price volatility. AtriCure does not guarantee any forward-looking statement, and actual results may differ materially from those projected. AtriCure undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. A further list and description of risks, uncertainties and other matters can be found in our Annual Reports on
Form 10-K and Quarterly Reports on Form 10-Q..
This presentation includes the use of non-GAAP measures. Reference AtriCure’s Form 8-K filings which include the furnishing of our earnings releases for a reconciliation to the related GAAP measures.

3 Vision AtriCure seeks to develop solutions for and become a leader in the treatment of Atrial Fibrillation (Afib) and left atrial appendage (LAA) management for stroke reduction

% of relative total
14
12
10
8
6
4
2
0
7.25
6.15
3.46
3.28
2.46
1.76
1.39
1.34
1.26
1.21
Ischemic Heart Disease
Stroke
Respiratory Infections
COPD
Diarrhoeal Diseases
HIV/AIDS
Cancers
Tuberculosis
Diabetes
Traffic Deaths
World Health Organization

4 Top 10 disease related deaths worldwide Afib is the second leading cause of stroke!

Key Takeaway Messages
• Atrial Fibrillation is a health problem of epidemic proportions
• Only 27% of all surgical patients with AF are treated leaving a big opportunity for treatment
1
• Many current therapies such as anti-arrhythmic medications are ineffective
• The Cox-Maze IV procedure is very effective at treating Afib
• Patients with Afib on average 4-6 times more likely to have a stroke
2
• Large, under-penetrated market (10M+ people globally – conservative estimate)
• $26 Billion annual health economic burden from Afib in the U.S. alone
AND ATRICURE IS POISED FOR SUCCESS …

Circulation: Cardiovascular Quality and Outcomes. Estimation of Total Incremental Health Care Costs in Patients With Atrial Fibrillation in the United States. Michael H. Kim et al.

.http://www.ninds.nih.gov/disorders/atrial_fibrillation_and_strok e/atrial_fibrillation_and_stroke.htm

• The leading global player in the surgical Afib market
Only FDA-approved device for surgical treatment of Afib
Broad and deep product portfolio with deepest IP in the field
World-class training
• Strong and Consistent Revenue Growth  and Gross Margins
17% growth in 2014 31% growth in 2014; organic growth of close to 20%
Expect 14-16% growth in 2015
- weakening Euro impacting business – guidance would have been higher with a flat exchange rate from 2014
Gross Margins 70% in 2014 and on path to 75% over five years
• Growth
Short Term = Open Ablation + Clip + International Education, Awareness, Training
Long Term = MIS + MIS Clip + New Products Trials
Upside = MIS and International
AtriCure Is Poised For Growth

How Are We Doing?
A look at the last ten quarters:
2014 31% growth
Q3 2012 6% growth
Q4 2012 9% growth
Q1 2013 11% growth
Q2 2013 12% growth
Q3 2013 25% growth
Q4 2013 19% growth
Q1 2014 28% growth
Q2 2014 30% growth
Q3 2014 32% growth
Q4 2014 35% growth
Includes revenue from
12/31/13 Estech
acquisition – organic
revenue above 17%

8 Be the recognized leader in Afib and appendage management Have improved the lives of more than 250,000 Afib patients and treated over 150,000 with Clips By The End Of The Decade We Will…

AF Global Patient Population
~10 million
Anti-arrhythmic drugs and/or anti-coagulants are effective
50% or 5 million
Anti-arrhythmic drugs and/or anti-coagulants are not effective
50% or 5 million
Paroxysmal AF (Intermittent)
AF can progress from Intermittent to continuous
Non-Paroxysmal AF (Continuous)

AtriCure

9 AF Clinical Hierarchy

Emerging Clinical Paradigm
PAROXYSMAL
(INTERMITTENT)
NON-PAROXYSMAL
(CONTINUOUS)
OPEN
(CONCOMITANT)
PULMONARY VEIN
ISOLATION
(CLAMP or FUSION)
COMPLETE MAZE
STAND-ALONE
PULMONARY VEIN
ISOLATION
(CATHETER)
HYBRID
(SURGERY + EP PROCEDURE)

Ablation Global Market Opportunity – Open
• Labeling advantage in U.S.*
• Best products
• High gross margins
• Education is key
• Competition is large device
AtriCure has the only
on-label products for the
surgical treatment of Afib*
Open Ablation
$600M
$120M
Current
Market
Potential
Market
Estimated open heart surgeries per year 750,000
Estimated % that have Afib 33%
Estimated Afib patients undergoing surgery 250,000
Estimated Market Opportunity – Annual $600,000,000
Source: AtriCure estimates
* PMA approved products include our OLL2 and OSL2
clamps., along with the ASU RF generator and ASB
switchbox; see AtriCure website for full indication language

Ablation Global Market Opportunity – Stand-alone
• High reimbursement
• High gross margins
• Growing internationally
• Development needed
• Competition is start-ups
Developing Market
Trial Key to FDA
Approval for Afib
treatment
MIS / Stand Alone Ablation
Estimated Afib patients – E.U. and U.S. Only 8,000,000
Estimated % drug refractory and symptomatic 50%
Subtotal 4,000,000
Estimated Persistent and Longstanding Persistent subset 50%
Subtotal - Patients 2,000,000
Estimated Market Opportunity – Total $20,000,000,000
Estimated % treated annually 5%
Estimated Market Opportunity – Annual $1,000,000,000
$1B
$40M
Current
Market
Potential
Market
Source: AtriCure estimates

LAA Global Market Opportunity – Open
• Best in class LAA management
• Superior safety - No adverse events
• Mechanical & Electrical Solution
• Competition includes Tiger Paw,
staple, suture, ligature (endo loop)
• 2014 Revenue - $8.7M
• 2014 Revenue - $12.4M (+44%)
4+ years of clinical experience
Over 43,000 clips implanted – well
ahead of competitive products
Estimated Open heart surgeries per year 750,000
Estimated % that have Afib 33%
Estimated Afib patients undergoing surgery 250,000
Estimated Market Opportunity – Annual $250,000,000
$250M
$10M
Current
Market
Potential
Market
UPSIDE:
Prophylactic treatment could more than
double this market
Open Clip
Source: AtriCure estimates

LAA Global Market Opportunity – MIS (AtriClip ® Pro)
One Product, Two Markets
Concomitant with MIS Ablation
• Today’s market …will draft MIS growth
• Virtually ALL revenue from MIS Clip is
for concomitant treatment along with
MIS ablation – 90% attach rate
Attractive sole therapy market
• NEW market for us…
• Today only a couple cases have been
done with OUR products “sole
therapy”… a lot done percutaneous
• Competition includes implants and EP
closure (without FDA approval)
•
Stroke trial key to success
Estimate of treatment resistant Afib patients 1,000,000
Estimated global revenue per device (all modes) $5,000
Estimated Market Opportunity – Total $5,000,000,000
Estimated % treated annually 10%
Estimated Market Opportunity – Annual $500,000,000
Estimated Afib patients – E.U. and U.S. Only 8,000,000
Estimated % drug refractory and symptomatic 50%
Subtotal 4,000,000
Estimated Persistent and Longstanding Persistent
subset
50%
Subtotal - Patients 2,000,000
Estimated Market Opportunity – Total $5,000,000,000
Estimated % treated annually 5%
Estimated Market Opportunity – Annual $250,000,000
MIS Clip With Ablation
MIS Clip
Source: AtriCure estimates

Summary High-Level Plan
Market
Open is growth in short term
LAA Market is here now
Clinical data key to MIS growth
Short-Term (3-year)
Focus on commercial execution
Education, Education, Education
Cryo enhancements
Clip innovation
Long-Term (5-year)
Stroke trial success
DEEP trial success
LoLA on beating heart
SubX Clip
Financial
15%+ growth target
(17% in 2014 / 31% in 2014)
75% Gross Margin Target
(70%  2014)
Strategic Focus

Business Overview - Diversified and Growing Portfolio
Focus Areas
Preliminary
2014 Growth
Global
Market
Size
Keys to Success Current Trials
Open Ablation
(Concomitant)
$44.7M U.S.
+18%
$600M
Annually
• Education and awareness
• Conversions and add-on sales
PMA Post Approval Study
(350 Patients; Five Years)
Open Clip
$16.7M
U.S.
+54%
$250M
Annually
• Education and awareness
• Tie to ablation growth
Sponsored Investigator Study Design
Underway
MIS Ablation
$16.0M U.S.
+18%
$20B total
$1B+
Annually
• Trial
• Collaborative care
• Integration of Estech
IDE Staged DEEP (Hybrid)
Pivotal Approved
220 Patients; 25 sites
1, 2 and 3 year follow-up
MIS Clip
Included
In Open Clip
line above
$5B total
$500M+
Annually
• Awareness
• Trial
Stroke Safety Feasibility Study
Approved
30 patients, 7 sites
International
$27.3M
+39%
Included
above
• Market expansion
• Reimbursement
• Coverage
Involvement Above and Several E.U.
Studies in Process
Overall
$107.5M
+31%
$1B+
Annually
$20B+
Total
2015 Revenue Guidance:
$122.5 - $124.5 million 14-16% growth
(Reflects estimated $1.6 million adverse currency impact due to weakening Euro)

Growth Strategy: Overview
Expand Open Heart Sales Penetrate LAA Opportunity
Build MIS Platform International Expansion
•
Leverage Afib indication
•
Increased training and education
•
Capitalize on sales force
•
Afib Program Development
•
Capitalize on investments in sales team
•
Geographic expansion and new products
•
Increase support for distributors
•
Penetrate concomitant ablations
•
Validate stroke prevention with trial
•
Support existing MIS surgeons
•
Support Staged DEEP AF trial
•
Integrate Estech Acquisition
AtriCure is the only company with FDA approval to surgically treat the Afib disease state and is a leader in the emerging market of LAA exclusion

• Highly experienced sales and marketing team
• 45 U.S. sales territories; additional clinical team of 25
– Up from 35 and 12 two years ago respectively
– Adding 5+ territories in 2015
• E.U. subsidiary and 30 countries (generate ~25% of revenue)
– Direct presence in Germany, France, BENELUX over 10 people
– Estech brings strong presence in E.U.
– Well-established international network of independent distributors
– Japan, China, Eastern Europe, UK, Italy, Russia
Robust Commercial Infrastructure
AtriCure has established a strong commercial infrastructure which will drive superior growth going forward

Other Key Investments For Long-term Growth
Innovation
Education
Clinical Science
AtriCure
is a leading Afib
solutions partner,
passionately
focused on reducing
the global Afib
epidemic and
healing the lives of
those affected.

Education and Training Focus
• Robust training program
• Course designed by Dr. James Cox
• Leading KOL Education Steering Committee
• 700+ unique accounts and more than 1500
surgeons trained on the MAZE IV™ procedure
• Over 400 courses completed
• International Expansion Underway

Afib Ablation Procedures

30,000
20,000
10,000
-
Procedures
2006
2007
2008
2009
2010
2011
2012
2013
2014E
MIS - Stand-Alone
MIS - Concomitant
Open - Concomitant

Impact of Label and Educational Programs
Growth of Open Ablation due to
ATRC Educational Programs
• FDA Approval of Synergy™ System in December 2011 for the treatment of persistent Afib
• Have trained ~62% of cardiac surgeons in the U.S.; 38% more to go!
Sources: STS Adult Cardiac
Surgery Database - 2006-
2014; Ad 2014 - Ann Thor
Surg Vol 96 - 763-769;
company estimates

Evidence-Based Benefits of AtriCure Technology
•
$15M+ annual R&D expense – includes clinical trial expense
•
Over 100 peer-reviewed publications to date
•
Post Approval Study – 350 patients; 50 sites; 5 years with 3 year follow-up
•
EXCLUDE Trial demonstrating safety and efficacy of AtriClip System
•
Staged DEEP Protocol – FDA-approved hybrid trial
•
Stroke trial design underway
•
International trials – reimbursement focus
•
Combined with Estech, 185 issued and nearly 50 patents pending
•
Compelling animal and early clinical data with Estech Fusion System
Commitment to Clinical Science

$110M
$80M
$50M
$20M
$64.4
$70.2
$81.9
$107.5
73.0%
71.2%
72.7%
70.0%
2011
2012
2014
2014E

AtriCure

Financial Snapshot
•
Approximately $68.5 million in cash and investments at 12/31/2014
•
No debt outstanding
•
Approximately 27.5 million shares outstanding
Revenue and Gross Margin
Balance Sheet and Share Statistics
•
2014 Total Revenue Growth: 31%
•
2014 US Growth: 29%
•
2014 OUS Growth: 39%
•
Four Year CAGR of 16%
•
Gross Margins 70-73%, with expansion
opportunity

Positioned for Success
• Strong and growing revenue base
• 2014 Revenue: $81.9 million (17% growth)
• 2014 Revenue (expected): $107.5 million (31% growth; ~ 20% organic growth)
• 2015 Revenue (guidance): $122.5 - $124.5 million (14% to 16% growth, even with a weak Euro)
• Accelerating revenue growth
• Open only device FDA-approved for surgical treatment of Afib
• Minimally Invasive Solutions (MIS) trial, Estech acquisition, education and clinical data key
• Left Atrial Appendage (LAA) open and future trial
• International Expansion improve share and enter new markets
• Opportunity for expanding gross margins path to 75%+

AtriCure®

Appendix

Your Partner
in Afib Solutions

Atrial Fibrillation Overview
Condition Overview
Continuum of Care
• Abnormal electrical impulses cause the upper
chambers of the heart to quiver at rapid rates of 400
to 600 BPM
• Frequently associated with cardiovascular disease,
in particular hypertension, congestive heart failure,
coronary artery disease, etc.
Effects
• Causes blood in the atria to become static,
increasing the risk of blood clot formation, stroke,
and other serious complications
• Symptoms include heart palpitations, dizziness,
fatigue and shortness of breath, and these
symptoms can be debilitating / life threatening
Types
• Paroxysmal: rapid heart rate begins and stops
suddenly lasting 24 hours – 1 week
• Persistent: abnormal heart rate continuing for more
than a week
• Permanent: normal heart rhythm can't be restored;
often the result of paroxysmal and persistent Afib
becoming more frequent
• Initial treatments include electrical cardioversion
(shock to return heart to normal rhythm) and
anticoagulant medicines such as warfarin
• If persistent, anticoagulants are augmented by rate-
control medicines such as beta blockers
• When drugs fail, MIS catheter ablation and open-
procedure surgical ablation are used to disrupt the
electric impulses that cause Afib

Afib Population:  Large, Growing & Undertreated
(1)Miyasaka Y, et al. Circulation. 2006;114(2):119-125
(2)Lloyd-Jones D, et al. [published online ahead of print December 17, 2009].
Circulation. doi:10.1161/CIRCULATIONAHA.109.192667.
(3)Lloyd-Jones DM, et al. Circulation. 2004;110(9):1042-1046.
(4)  Fuster V, et al. J Am Coll Cardiol. 2001;38(4):1231-12665
(5) Benjamin EJ, et al. Circulation. 1998;98(10):946-952.
(6) Kim M, et al. Circ Cardiovasc Qual Outcomes. 2011; 4:313-320
Afib affects over 5 million
in the U.S.
(1)
Significant costs to
healthcare system
• U.S. prevalence projected to grow to 12-15 million by 2050
• International prevalence is comparable to the U.S.
• Most common sustained cardiac arrhythmia
(2)
• Lifetime risk of Afib: ~1 in 4 for adults 40 years of age
(3)
Afib increases 5-fold the
risk of stroke
(4,5)
• Afib is leading cause of stroke – over 15% in U.S. linked to Afib
(5)
• Afib results in early mortality and cause of stroke in elderly
(4)
• Afib-related strokes are more severe
(5)
Issues with non-surgical
treatment of Afib
• Warfarin drug therapy has complications
• Anti-arrhythmic drugs often not well-tolerated and ineffective
• <3% of Afib patients are treated with catheter or surgical ablation
• Direct medical costs are ~73% higher in Afib patients
(6)
• Net incremental cost of $8,705 per patient per annum
(6)
• U.S. annual incremental cost of Afib is ~$26.0 billion
(6)

Procedure Time
Minutes
800
600
400
200
0
699
200
Catheter ablation
Hybrid ablation
Procedure 3
Procedure 2
Procedure 1

Ablation Time
Minutes
120
80
40
0
105
56
Catheter ablation
Hybrid ablation
Procedure 3
Procedure 2
Procedure 1

AtriCure

28 Ablation Procedure Comparison J Thorac Cardiovasc Surg 2012;-:1-6; J Am Coll Cardiol 2012;60:1921–9

JACC Vol. 60, No. 19, 2012
November 6, 2012:1921–9

Tilz *et al.* 1925
5-Year Outcomes After Long-Standing-AF Ablation

1.0
0.8
0.6
0.4
0.2
0.0
Freedom from ATa
+ Censored
1: FIRST
2: LAST
0
1
2
3
4
5
6
Years

1: FIRST	202	89	83	71	62	52	47	45	41	36	26	17	14	8	3
2: LAST	202	141	135	118	100	89	83	76	68	54	37	24	17	10	4

Figure 3 **Single and Multiple Procedure Outcomes**

Kaplan-Meier event-free survival curve after the first procedure **(blue line)** and after the last procedure **(red line)**. Plus sign **(+)** indicates censored. **Numbers at bottom** indicate patients at risk. ATa = atrial tachyarrhythmia.

AtriCure

29 20% 1 procedure 45% 2.44 procedures Catheter Ablation of Long-Standing Persistent Atrial Fibrillation 5-Year Outcomes of the Hamburg Sequential Ablation Strategy

Lt. Appendage
Rt. Appendage
SVC
Tricuspid Annulus
Rt. Coronary Artery
Mitral Annulus
Coronary Sinus
Circumflex Coronary Artery
IVC
11
6
3
1
2
4
5
8
7
9
10
Bipolar RF Clamp
Surgical Incision
Optional cryo / RF pen
Bipolar RF Clamp and/or Cryo / RF Pen

AtriCure

30 Maze IV

Surgical Lesion Set

Surgical Lesion Set

AtriCure®

DEEP Pivotal Study (CP2014-1)
Surgical Lesion Set
Endocardial Lesion Set
Cavo-tricuspid isthmus line
Study Objective: Establish the safety and
effectiveness of a dual epicardial and endocardial
ablation procedure for patients presenting with
Persistent or Longstanding Persistent Atrial
Fibrillation utilizing the AtriCure Bipolar System and
AtriClip ® PRO LAA Exclusion System in an
endoscopic or open ablation procedure, followed by
an endocardial mapping and ablation procedure
utilizing commercially available RF based, irrigated,
power controlled, ablation catheters for endocardial
lesions. The endocardial procedure will be staged to
occur after 90 days post epicardial surgical procedure.
Number of Subjects/Sites: 220 Subjects, 23 US/2 OUS
study locations
Lead Principal Investigators:
Kenneth Ellenbogen, MD, VCU
Vigneshwar Kasirajan, MD, VCU
Ali Khoynezhad, MD, Cedars Sinai
Paul J. Wang, MD, Stanford
Primary Endpoints:
Effectiveness: Freedom from any documented AF, atrial flutter, or atrial tachycardia lasting >30 seconds in duration through the 12 month follow-up visit in the absence of Class I or III AADs (with the exception of previously failed AADs at doses not exceeding those previously failed).
Safety: Composite endpoint consisting of predefined Adverse Events that are adjudicated by the CEC to be serious adverse events (SAEs) and related to the AtriCure Bipolar System, the AtriClip Pro LAA
Exclusion System, within 30 days of the epicardial surgical ablation procedure, or within 7 days of the index endocardial procedure, or within 7 days after a repeat endocardial procedure within the blanking period.
Subject Population:
Key Inclusion Criteria:
• Patient is >18 years of age and < 75 years
of age at time of consent.
• Patient has symptomatic (e.g. palpitations,
shortness of breath, fatigue) Persistent Atrial
Fibrillation or Longstanding Persistent Atrial
Fibrillation refractory to a minimum of one Class I
or Class III AADs.
• Patient may have had up to two (2) previously
failed catheter ablations to treat atrial fibrillation
using catheter ablation are eligible, if they
present with symptomatic Persistent or
Longstanding Persistent AF.
Key Exclusion Criteria:
• Patient has a documented history of AF >10
years.
• Patient has had an EP catheter ablation
procedure to treat atrial fibrillation within 6
months prior to signing consent.